Significant events after the reporting period	12 Months Ended
Dec. 31, 2023
Events After Reporting Period [Abstract]
Significant events after the reporting period
Significant events after the reporting period
On 14 February 2024, in connection with the acquisition of Coca-Cola Beverages Philippines, Inc. CCBPI, the Group entered into a term loan facility agreement with the Bank of the Philippine Islands. A term loan facility in an aggregate amount of US$500 million is made available under the agreement to be utilised in Philippine Peso (PHP), which has been defined as the base currency. On 20 February 2024, the Group drew down a PHP23.5 billion (US$420 million) loan under the facility with a maturity date of 20 February 2034. The vast majority of the balance (90% of the total principal amount of the loan) is repayable in full upon maturity.
On 23 February 2024, the joint acquisition of Coca-Cola Beverages Philippines, Inc. CCBPI was successfully consummated for a total consideration of US$1.68 billion (€1.55 billion), all of which was settled in cash upon completion. The Group paid US$1.0 billion (€930 million) of the total consideration, commensurate with the effective 60:40 ownership structure of CCBPI. The transaction is going to be accounted for under IFRS 3 “Business Combinations”, using the acquisition method of accounting. The Group has commenced the purchase price allocation procedures related to the assets acquired and liabilities assumed, which as of the date of this filing remain incomplete.